UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1 to

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2009 (October 29, 2009)

ULTIMATE ESCAPES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33743	26-0188408
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3501 W. Vine Street, Suite 225
 Kissimmee, Florida 34741
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (407) 483-1900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K is filed (i) to amend the portion of Item 2.01 set forth under the caption “Security Ownership of Certain Beneficial Owners and Management” to the Current Report on Form 8-K of Ultimate Escapes, Inc., formerly known as Secure America Acquisition Corporation (the “Company”), filed on November 4, 2009 (the “Initial Filing”) and (ii) to correct an error on Schedule I to the Amended and Restated Operating Agreement of Ultimate Escapes Holdings, LLC by and among the Company, Ultimate Escapes Holdings, LLC, Ultimate Resort Holdings, LLC and Private Escapes Holdings, LLC, dated as of October 29, 2009 (the “Operating Agreement”), filed as Exhibit 10.1 to the Initial Filing.  The updated version of the Operating Agreement, attached hereto as Exhibit 10.1, supersedes in its entirety Exhibit 10.1 filed with the Initial Filing.

The other Items and exhibits to the Initial Filing remain unchanged and are not restated herein.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The information set forth under the caption “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of the Initial Filing is amended and restated in its entirety as follows:

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of the Company’s common stock as of November 1, 2009 by:

•	each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company’s common stock on November 1, 2009;

•	each of the Company’s current executive officers and directors; and

•	all executive officers and directors of the Company as a group.

Unless otherwise indicated, the Company believes that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Beneficial ownership is determined in accordance with the rules of the SEC, and is based on a total of 1,583,413 shares of the Company’s common stock outstanding as of November 1, 2009. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, warrants or rights held by that person that are currently exercisable or exercisable, convertible or issuable within 60 days of November 1, 2009, are deemed outstanding.  Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.  Information in the following table (i) does not reflect beneficial ownership of any shares of the Company’s common stock into which earn-out units which may be issued pursuant to the Operating Agreement may be exchanged, and (ii) assumes that none of the Escrowed Indemnification Units are forfeited by the UE Owners.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
Executive officers and directors:
James M. Tousignant(2)	3,873,133	71.2%
Richard Keith(3)	574,407	26.6%
Philip Callaghan(4)	1,100	*
Steve Healy(5)	100	*
Ed Powers(6)	100	*
Gregg Amonette(7)	4,298	*
Thomas D’Ambrosio(8)	100	*
C. Thomas McMillen(9)	1,364,361	49.1%
Mark Frantz(10)	2,518	*
Steve Griessel(11)	—	*
All officers and directors as a group (10 individuals)(2)(3)(4)(5)(6)(7)(8)(9)(11)	5,820,117	80.7%

Other 5% Stockholders:
Ultimate Resort Holdings, LLC(12)	3,858,571	70.9%
JDI Ultimate, L.L.C.(13)	3,123,797	66.4%
Private Escapes Holdings, LLC(14)	574,307	26.6%
Secure America Acquisition Holdings, LLC(15)	2,372,082	64.8%

* Less than 1%

(1) Unless otherwise indicated, the primary business address of each beneficial owner is 3501 West Vine Street, Suite 225, Kissimmee, Florida 34741.

(2)  Reflects the ownership by Mr. Tousignant of 14,562 shares of common stock and 3,858,571 shares of common stock into which 3,858,571 membership units in Ultimate Escapes may be exchanged, all of which units are owned by Ultimate Resort. Mr. Tousignant is a member of the board of managers of Ultimate Resort. Mr. Tousignant also holds a majority of the voting rights in, is a principal of the manager of, and owns a 43.8% membership interest in, Ultimate Resort, LLC (“UR”), which owns a majority membership interest in, and has the right to appoint a majority of the members of the board of managers of, Ultimate Resort.  Accordingly, Mr. Tousignant may be deemed to beneficially own all of the 3,858,571 shares of common stock into which the 3,858,571 membership units in Ultimate Escapes owned by Ultimate Resort may be exchanged.  See footnote (12).  Mr. Tousignant disclaims beneficial ownership of all such shares, except to the extent of his pecuniary interest therein.

(3)  Reflects the ownership by Mr. Keith of 100 shares of common stock and 574,307 shares of common stock into which 574,307 membership units in Ultimate Escapes may be exchanged, all of which units are owned by Private Escapes Holdings, LLC (“Private Escapes”).  Mr. Keith is the managing member of, and owns a 75% membership interest in, Private Escapes.  Accordingly, Mr. Keith may be deemed to beneficially own all of the 574,307 shares of common stock into which the 574,307 membership units in Ultimate Escapes owned by Private Escapes may be exchanged.  See footnote (14).  Mr. Keith disclaims beneficial ownership of all such shares, except to the extent of his pecuniary interest therein.  Mr. Keith’s primary business address is 145 East Mountain Avenue, Fort Collins, Colorado 80524.

(4)  Excludes shares of common stock into which membership units in Ultimate Escapes which are owned by Ultimate Resort may be exchanged.  Mr. Callaghan has a minority membership interest in UR, which owns a majority membership interest in, and has the right to appoint a majority of the members of the board of managers of, Ultimate Resort.

(5)  Excludes shares of common stock into which membership units in Ultimate Escapes which are owned by Ultimate Resort may be exchanged.  Mr. Healy has a minority membership interest in UR, which owns a majority membership interest in, and has the right to appoint a majority of the members of the board of managers of, Ultimate Resort.

(6)  Excludes shares of common stock into which membership units in Ultimate Escapes which are owned by Private Escapes may be exchanged.  Mr. Powers has a minority membership interest in Private Escapes.  Mr. Powers’ primary business address is 145 East Mountain Avenue, Fort Collins, Colorado 80524.

(7)  Excludes shares of common stock into which membership units in Ultimate Escapes which are owned by Ultimate Resort may be exchanged.  Mr. Amonette has a minority membership interest in UR, which owns a majority membership interest in, and has the right to appoint a majority of the members of the board of managers of, Ultimate Resort.

(8)  Excludes shares of common stock into which membership units in Ultimate Escapes which are owned by Ultimate Resort may be exchanged.  Mr. D’Ambrosio has a minority membership interest in UR, which owns a majority membership interest in, and has the right to appoint a majority of the members of the board of managers of, Ultimate Resort.

(9)  Mr. McMillen owns 57.5% of the membership interests of Secure America Acquisition Holdings, LLC, which includes 12,117 shares deemed to be beneficially owned by Mr. McMillen through his 29.6% ownership in Homeland Security Capital Corporation.  The number of shares beneficially owned includes 1,193,487 shares issuance upon exercise of warrants held by Secure America Acquisition Holdings, LLC.  See footnote (15).   Mr. McMillen’s primary business address is 1005 North Glebe Road, Suite 550, Arlington, Virginia 22201.

(10)  Mr. Frantz’s primary business address is 1005 North Glebe Road, Suite 550, Arlington, Virginia 22201.

(11)  Excludes shares of common stock into which membership units in Ultimate Escapes which are owned by Ultimate Resort may be exchanged.  Mr. Griessel has a minority membership interest in UR, which owns a majority membership interest in, and has the right to appoint a majority of the members of the board of managers of, Ultimate Resort.  Mr. Griessel’s primary business address is 222 Smallwood Village Center, Waldorf, Maryland 20602.

(12)  Reflects the ownership by Ultimate Resort of 3,858,571 shares of common stock into which 3,858,571 membership units in Ultimate Escapes which are owned by Ultimate Resort may be exchanged.  UR owns a majority membership interest in, and has the right to appoint a majority of the members of the board of managers of, Ultimate Resort.  Accordingly, UR may be deemed to beneficially own all of the 3,858,571 shares of common stock into which the 3,858,571 membership units in Ultimate Escapes owned by Ultimate Resort may be exchanged. UR disclaims beneficial ownership of all such shares, except to the extent of its pecuniary interest therein.

(13)  Reflects the ownership by JDI of 3,123,797 shares of common stock into which 3,123,797 membership units in Ultimate Escapes which are owned by JDI may be exchanged.  JDI’s primary business address is 813 North Elston Avenue, Chicago, Illinois 60622.

(14)  Reflects the ownership by Private Escapes of 574,307 shares of common stock into which 574,307 membership units in Ultimate Escapes which are owned by Private Escapes may be exchanged.  Private Escapes’ primary business address is 145 East Mountain Avenue, Fort Collins, Colorado 80524.

(15)  Secure America Acquisition Holdings, LLC is the record holder of 297,082 shares of the Company’s common stock and warrants to purchase an aggregate of 2,075,000 shares of the Company’s common stock. Secure America Acquisition Holdings, LLC serves solely as a holding company with respect to the Company’s securities and has no operations. The membership interests of Secure America Acquisition Holdings, LLC are held as follows: C. Thomas McMillen (49.94%); Harvey L. Weiss (13.67%); Homeland Security Capital Corporation (13.77%); S. Kent Rockwell (10.59%); Michael Brigante (3.51%); James Maurer (2.22%); Philip A. McNeill (4.24%); Brian Griffin (1.06%) and Secure America Holdings, LLC (1%). Under the terms of a proxy agreement with the managing member, Secure America Holdings, LLC, Messrs. McNeill and Rockwell share voting and investment power with respect to all 297,082 shares of common stock held by Secure America Acquisition Holdings, LLC, and thus each may be deemed to beneficially own all such shares, although each of Messrs. McNeill and Rockwell disclaim beneficial ownership of such shares except to the extent of their respective pecuniary interests.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

10.1	Amended and Restated Operating Agreement, by and among the Company, Ultimate Escapes Holdings, LLC, Ultimate Resort Holdings, LLC and Private Escapes Holdings, LLC, dated as of October 29, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTIMATE ESCAPES, INC.

/s/ James M. Tousignant
James M. Tousignant
Chief Executive Officer

Dated:  December 30, 2009

EXHIBIT INDEX

10.1	Amended and Restated Operating Agreement, by and among the Company, Ultimate Escapes Holdings, LLC, Ultimate Resort Holdings, LLC and Private Escapes Holdings, LLC, dated as of October 29, 2009